UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – October 25, 2007

Energy Future Holdings Corp.

(formerly TXU Corp.)

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Texas Competitive Electric Holdings Company LLC

(formerly TXU Energy Company LLC)

(Exact name of registrant as specified in its charter)

Delaware	333-108876	75-2967817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed by Energy Future Holdings Corp., formerly named TXU Corp. (“EFH”), and its subsidiary, Texas Competitive Electric Holdings Company LLC, formerly named TXU Energy Company LLC (“TCEH”). EFH is filing all of the information provided in this Form 8-K and TCEH is only filing the information contained in Item 1.01 under the sections titled “Issuance of $3,000 Million Aggregate Principal Amount of 10.25% Senior Notes Due 2015 by Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc.” and “Interest Rate Swaps,” the related information contained in Item 2.03 and all of the information contained in Exhibit 4.2.

Item 1.01. Entry into a Material Definitive Agreement

Issuance of $2,000 Million Aggregate Principal Amount of 10.875% Senior Notes due 2017 and $2,500 Million Aggregate Principal Amount of 11.250%/12.000% of Senior Toggle Notes due 2017 by Energy Future Holdings Corp.

On October 31, 2007, EFH entered into an indenture (the “EFH Indenture”) among EFH, the guarantors named therein and The Bank of New York, as trustee. Pursuant to the EFH Indenture, EFH issued $2,000,000,000 aggregate principal amount of its 10.875% Senior Notes due 2017 (the “EFH Cash Pay Notes”) and $2,500,000,000 aggregate principal amount of its 11.250%/12.000% Senior Toggle Notes due 2017 (the “EFH Toggle Notes” and, together with the EFH Cash Pay Notes, the “EFH Notes”). The EFH Notes will mature on November 1, 2017. Interest on the EFH Cash Pay Notes is payable in cash semi-annually in arrears on May 1 and November 1 of each year at a fixed rate of 10.875% per annum, and the first interest payment will be made on May 1, 2008. Interest on the EFH Toggle Notes is payable semi-annually in arrears on May 1 and November 1 of each year, and the first interest payment will be made on May 1, 2008. The initial interest payment on the EFH Toggle Notes will be payable in cash. For any interest period thereafter until November 1, 2012, EFH may elect to pay interest on the EFH Toggle Notes, at EFH’s option (i) entirely in cash; (ii) by increasing the principal amount of the EFH Toggle Notes or by issuing new EFH Toggle Notes (“PIK interest”); or (iii) 50% in cash 50% in PIK interest. Interest on the EFH Toggle Notes is payable at a fixed rate of 11.250% per annum for cash interest and at a fixed rate of 12.000% per annum for PIK interest.

The EFH Notes are guaranteed by Energy Future Competitive Holdings Company (“Competitive Holdings”) and Energy Future Intermediate Holding Company LLC (together with Competitive Holdings, the “EFH Guarantors”). The EFH Notes are EFH’s senior unsecured debt and rank senior in right of payment to any future subordinated indebtedness of EFH, equally in right of payment with all of EFH’s existing and future senior unsecured indebtedness and structurally subordinated in right of payment to all existing and future indebtedness, preferred stock and other liabilities of EFH’s non-guarantor subsidiaries, including trade payables (other than indebtedness and liabilities owed to EFH or the EFH Guarantors). The EFH Notes will rank effectively junior in right of payment to all future secured indebtedness of EFH, to the extent of the assets securing that indebtedness.

The guarantees of the EFH Notes are the EFH Guarantors’ unsecured senior debt and rank equal in right of payment with all existing and future senior unsecured indebtedness of the relevant EFH Guarantor and senior in right of payment to any future subordinated indebtedness of the relevant EFH Guarantor. The guarantees of the EFH Notes will be structurally junior to all indebtedness and other liabilities of the relevant EFH Guarantor’s subsidiaries that are not guarantors.

The EFH Notes and the EFH Indenture restrict EFH’s and its restricted subsidiaries’ ability to, among other things, make restricted payments, incur debt and issue preferred stock, incur liens, permit dividend and other payment restrictions on restricted subsidiaries, merge, consolidate or sell assets and engage in transactions with affiliates. The EFH Notes and the EFH Indenture also contain customary events of default, including failure to pay principal or interest on the EFH Notes or the guarantees when due, among others. If an event of default occurs under the EFH Indenture and the EFH Notes, the trustee or the holders of at least 30% in principal amount outstanding of the EFH Notes may declare the principal amount on the EFH Notes to be due and payable immediately.

EFH may redeem the EFH Notes, in whole or in part, at any time on or after November 1, 2012, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before November 1, 2010, EFH may redeem up to 35% of the aggregate principal amount of the EFH Notes from time to time at a redemption price of 110.875% of the aggregate principal amount of the EFH Cash Pay Notes, plus accrued and unpaid interest, if any, or 111.250% of the aggregate principal amount of the EFH Toggle Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. EFH may also redeem the EFH Notes at any time prior to November 1, 2012 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, EFH must offer to repurchase the EFH Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The EFH Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S, persons pursuant to Regulation S under the Securities Act. The EFH Notes have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act.

EFH intends to use the proceeds from the issuance of the EFH Notes, along with cash on hand, to repay in full amounts outstanding under the $4,500,000,000 senior unsecured interim loan agreement, dated as of October, 10, 2007, by and among EFH, the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and the other financial institutions from time to time parties thereto (the “EFH Senior Interim Loan Facility”).

A copy of the EFH Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference. The above description of the EFH Indenture and the EFH Notes are qualified in their entirety by reference to the attached EFH Indenture.

EFH has agreed to use its commercially reasonable efforts to register with the SEC notes having substantially identical terms as the EFH Notes as part of an offer to exchange such registered notes for the EFH Notes (the “EFH Exchange Offer”). EFH will use its commercially reasonable efforts to cause the EFH Exchange Offer to be completed or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the EFH Notes. If this obligation is not satisfied (an “EFH Registration Default”), the annual interest rate on the EFH Notes will increase by 0.25% per annum for the first 90-day period during which an EFH Registration Default continues, and thereafter the annual interest rate on the EFH Notes will increase by 0.50% per annum over the applicable original interest rate for the remaining period during which the EFH Registration Default continues. If the EFH Registration Default is corrected, the applicable interest rate on such EFH Notes will revert to the original level.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the EFH Notes.

Issuance of $3,000 Million Aggregate Principal Amount of 10.25% Senior Notes Due 2015 by Texas Competitive Electric Holdings Company LLC and TCEH Finance, Inc.

On October 31, 2007, TCEH and TCEH Finance, Inc. (together with TCEH, the “Issuer”) entered into an indenture (the “TCEH Indenture”) among the Issuer, the guarantors named therein and The Bank of New York, as trustee. Pursuant to the TCEH Indenture, the Issuer issued $3,000,000,000 aggregate principal amount of its 10.25% Senior Notes due 2015 (the “TCEH Notes”). The TCEH Notes will mature on November 1, 2015. Interest on the TCEH Notes is payable in cash semiannually in arrears on May 1 and November 1 of each year at a fixed rate of 10.25% per annum, and the first interest payment will be made on May 1, 2008.

The TCEH Notes are guaranteed by TCEH’s direct parent, Competitive Holdings, and by each subsidiary that guarantees the Credit Agreement, dated as of October 10, 2007, among Competitive Holdings, TCEH, the lending institutions from time to time parties thereto, Citibank. N.A., as administrative agent and the other agents and entities party thereto (the “TCEH Senior Secured Facilities”) (the “TCEH Guarantors”). The TCEH Notes are the Issuer’s senior unsecured debt and rank senior in right of payment to any existing and future subordinated indebtedness of the Issuer, equally in right of payment with all of the Issuer’s existing and future senior unsecured indebtedness, including any indebtedness under the senior unsecured interim loan agreement, dated as of October 10, 2007, by and among Competitive Holdings, the Issuer, the TCEH Guarantors, Morgan Stanley Senior Funding, Inc., as administrative agent, and other financial institutions from time to time parties thereto (the “TCEH Senior Interim Loan Facility”) and structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of the Issuer’s non-guarantor subsidiaries, including trade payables (other than indebtedness and liabilities owed to the Issuer or the TCEH Guarantors). The TCEH Notes rank effectively junior in right of payment to all existing and future senior secured indebtedness of the Issuer, including borrowings under the TCEH Senior Secured Facilities to the extent of the value of the collateral securing such indebtedness.

The guarantees of the TCEH Notes are the TCEH Guarantors’ unsecured senior debt and rank equal in right of payment with all existing and future senior unsecured indebtedness of the relevant TCEH Guarantor. The guarantees of the TCEH Notes rank equally with any unsecured senior indebtedness of the TCEH Guarantors and are effectively junior to all secured indebtedness of the TCEH Guarantors to the extent of the assets securing that indebtedness. Competitive Holdings’ guarantee of the TCEH Notes ranks equally with its guarantee of the EFH Notes. The guarantees of the TCEH Notes are structurally junior to all indebtedness and other liabilities of the Issuer’s subsidiaries that do not guarantee the TCEH Notes.

The TCEH Notes and the TCEH Indenture restrict the Issuer’s and its restricted subsidiaries’ ability to, among other things, make restricted payments, incur debt and issue preferred stock, incur liens, permit dividend and other payment restrictions on restricted subsidiaries, merge, consolidate or sell assets and engage in transactions with affiliates. The TCEH Notes and the TCEH Indenture also contain customary events of default, including failure to pay principal or interest on the TCEH Notes or the guarantees when due, among others. If an event of default occurs under the TCEH Indenture and the TCEH Notes, the trustee or the holders of at least 30% in principal amount of the Required Debt (as such term is defined in the TCEH Indenture) may declare the principal amount on the TCEH Notes to be due and payable immediately.

The Issuer may redeem the TCEH Notes, in whole or in part, at any time prior to November 1, 2011, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before November 1, 2010, the Issuer may redeem up to 35% of the aggregate principal amount of TCEH Notes from time to time at a redemption price of 110.250% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. Upon the occurrence of a change in control, the Issuer must offer to repurchase the TCEH Notes at 101% of their principal amount, plus accrued and unpaid interest, if any. The Issuer may also redeem the TCEH Notes at any time prior to November 1, 2011 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium.

The TCEH Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to non-U.S, persons pursuant to Regulation S under the Securities Act. The TCEH Notes have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act.

The Issuer intends to use the proceeds from the issuance of the TCEH Notes, along with cash on hand, to repay a portion of the amounts outstanding under the TCEH Senior Interim Loan Facility.

A copy of the TCEH Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference. The above description of the TCEH Indenture and the TCEH Notes are qualified in their entirety by reference to the attached TCEH Indenture.

The Issuer has agreed to use its commercially reasonable efforts to register with the SEC notes having substantially identical terms as the TCEH Notes as part of an offer to exchange such registered notes for the TCEH Notes (the “TCEH Exchange Offer”). The Issuer will use its commercially reasonable efforts to cause the TCEH Exchange Offer to be completed or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the TCEH Notes. If this obligation is not satisfied (a “TCEH Registration Default”), the annual interest rate on the TCEH Notes will increase by 0.25% per annum for the first 90-day period during which a TCEH Registration Default continues, and thereafter the annual interest rate on the TCEH Notes will increase by 0.50% per annum over the original interest rate for the remaining period during which the TCEH Registration Default continues. If the TCEH Registration Default is corrected, the applicable interest rate on such TCEH Notes will revert to the original level.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the TCEH Notes.

Interest Rate Swaps

On October 25, 2007, TCEH entered into interest rate swaps with an affiliate of The Goldman Sachs Group, Inc. by swapping variable rates for fixed rates on a notional amount of $7,500,000,000 of borrowings in respect of the TCEH Senior Secured Facilities. These interest rate swaps expire in 2014.

On October 29, 2007, TCEH entered into interest rate swaps with an affiliate of Credit Suisse Group by swapping variable rates for fixed rates on a notional amount of $1,500,000,000 of borrowings in respect of the TCEH Senior Secured Facilities. These interest rate swaps expire in 2012.

Item 1.02.	Termination of a Material Definitive Agreement

Termination of $4.5 Billion Senior Unsecured Interim Loan Agreement

On October 31, 2007, in connection with the issuance of the EFH Notes, EFH repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under the EFH Senior Interim Loan Facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth relating to the EFH Indenture, the EFH Notes, the TCEH Indenture and the TCEH Notes under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	4.1	Indenture dated as of October 31, 2007 among Energy Future Holdings Corp., the guarantors named therein and The Bank of New York, as trustee (including form of global notes).

	4.2	Indenture dated as of October 31, 2007 among Texas Competitive Electric Holdings Company LLC, TCEH Finance, Inc., the guarantors named therein and The Bank of New York, as trustee (including form of global notes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

By:	/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President and Controller

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:	/s/ Stanley J. Szlauderbach
Name:	Stanley J. Szlauderbach
Title:	Senior Vice President and Controller

Dated: October 31, 2007